PERFORMANCE FUNDS TRUST (the “Trust”)
Money Market Fund
(the “Fund”)
Supplement Dated December 23, 2008
to the Fund’s Class A, Institutional Class and Money Market Funds Institutional
Class Prospectuses each dated October 1, 2008
In October 2008, the Fund enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department until April 30, 2009 (the “Extension”). The Board of Trustees of the Trust has approved the Fund’s participation in the Extension. The Fund’s participation in the Extension is not certain until its agreement is reviewed and accepted by the Treasury.
Under the Program, Treasury will guarantee the share price of shares of the Fund outstanding as of September 19, 2008 at $1.00 per share if the Fund’s Net Asset Value falls below $0.995 and was not promptly restored to $1.00 (a “Guarantee Event”). Recovery under the Program is subject to certain conditions and limitations, including the following:
•	For shareholders of the Fund, the Program provides a guarantee for the lesser of (a) the number of shares owned by the shareholder at the close of September 19, 2008, or (b) the number of shares owned by the shareholder on the date of a Guarantee Event. Shares acquired by a covered shareholder after the close of business on September 19, 2008 will not be covered by this Program. Moreover, coverage cannot be reinstated if a covered shareholder closes its account after September 19 and then reopens it.

•	The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (as of October 31, 2008 approximately $49 billion).

•	Recovery under the Program requires the Fund to liquidate.

•	In order to recover, a Guarantee Event must occur during the term of the Program.
The Treasury may further extend the Program, but not later than September 18, 2009. If the Program is extended, the Board will consider whether the Fund should continue to participate in the Program.
To continue its participation in the Program until April 30, 2009, the Fund will pay an extension payment to the Treasury in the amount of 0.015% of the net asset value of the Fund as of September 19, 2008. The Fund is responsible for payment of these fees, and the fees will not be subject to any expense limitation or reimbursement agreement. The cost of participation in the Program will increase the Fund’s expenses and therefore impact the Fund’s performance.
More information about the Program is available at http://www.ustreas.gov. For more about the Fund’s participation in the Program, please see the supplement dated October 16, 2008 and contact a Fund customer service representative at 1-800-PERFORM. This supplement, the
PRF-SP-1208

above-referenced prospectuses and the Fund itself are not in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.
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Please retain for future reference.
PRF-SP-1208